ACR Multi-Strategy Quality Return (MQR) Fund

Class I Shares (Ticker Symbol: MQRIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 13, 2023,

to the Summary Prospectus dated April 1, 2022.

Effective immediately, the “Average Annual Total Returns” table on page 8 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2021	One Year	Five Years	Since Inception (December 31, 2014)
Class I Shares - Return Before Taxes	27.54%	10.67%	8.07%
Class I Shares - Return After Taxes on Distributions*	27.29%	10.01%	7.55%
Class I Shares - Return After Taxes on Distributions and Sale of Fund Shares*	16.47%	8.29%	6.30%
MSCI ACWI (Gross) Index (reflects no deduction for fees, expenses or taxes)	19.04%	14.97%	11.48%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Please file this Supplement with your records.